UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2016

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 26, 2016, the Board of Directors of Impac Mortgage Holdings, Inc. (the “Company”) approved, and on April 27, 2016, the Company entered into, a Second Amendment (the “Second Amendment”) to the Tax Benefits Preservation Rights Agreement, which amends the Tax Benefits Preservation Rights Agreement, dated as of September 3, 2013, as amended by the First Amendment dated as of September 24, 2013 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC  (the “Rights Agent”), as rights agent. American Stock Transfer & Trust Company, LLC  also serves as to the Company’s transfer agent.

The Second Amendment extends the Final Expiration Date (as defined in the Rights Agreement) from September 2, 2016 to September 2, 2019.   The Second Amendment also provides that the Rights (as defined in the Rights Agreement) will no longer be exercisable as of the close of business on September 2, 2016 if the Company’s stockholders do not approve the Second Amendment at the Company’s 2016 Annual Meeting of Stockholders.

The Second Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Second Amendment has been adopted in order to preserve for the Company’s stockholders the long-term value of the Company’s net operating loss carry-forwards for United States federal income tax purposes and other tax benefits.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The Rights Agreement and a description of its material terms were filed with the Securities and Exchange Commission in Current Reports on Form 8-K on September 4, 2013 and September 24, 2013.

Item 3.03.             Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
4.1

Second Amendment to Tax Benefits Preservation Rights Agreement, dated as of April 27, 2016, by and between Impac Mortgage Holdings, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: April 29, 2016

	By:	/s/ Ron Morrison
	Name:	Ron Morrison
	Title:	EVP and General Counsel

Exhibit Index

Exhibit Number	Description
4.1

Second Amendment to Tax Benefits Preservation Rights Agreement, dated as of April 26, 2016, by and between Impac Mortgage Holdings, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.